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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

                                     _________

                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES AND EXCHANGE ACT OF 1934



           Date of report (Date of earliest event reported) July 10, 1998
                                   (July 1, 1998)

                                 THE MACERICH COMPANY
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                (Exact Name of Registrant as Specified in Charter)


            MARYLAND                    1-12504                 95-4448705
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      (State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)



                401 WILSHIRE BOULEVARD, SUITE 700, SANTA MONICA, CA 90401
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                      (Address of Principal Executive Offices)



         Registrant's telephone number, including area code (310) 394-6911
                                                            --------------


                                           N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On July 1, 1998, a majority owned subsidiary of The Macerich Company (the "Registrant") acquired Westside Pavilion, a regional mall containing approximately 750,000 square feet. The seller was Westpal L.L.C., a Delaware Limited Liability Corporation ("Seller"). The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

          The purchase price was approximately $170.5 million, and was determined in good faith, arms length negotiations between Registrant and the Seller. In negotiating the purchase price the Registrant considered, among other factors, the mall's historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price was funded by a new loan of $100.0 million and $70.5 million in cash. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

          The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 hereto.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS

         (a)  Financial statements of Business Acquired *
         (b)  Pro Forma Financial Statements *
         (c)  Exhibits

                  2.1 Agreement of purchase and sale of Westside Pavilion date March 27, 1998 between Wespal L.L.C. and MR Westside Limited Partnership





* It is impracticable to provide the financial statements and pro forma financial information regarding the acquisition of the Westside Pavilion.
The required financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as possible, but not later than 60 days after the date on which this current report on form 8-K must be filed.

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                                     SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on July 10, 1998.

                                                  THE MACERICH COMPANY



                                                  By:  /s/Thomas E. O'Hern
                                                      -------------------------
                                                       Thomas E. O'Hern
                                                       Senior Vice President and
                                                       Chief Financial Officer

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                                     EXHIBIT INDEX


EXHIBIT NO.                  DOCUMENT                      PAGE

2.1 Agreement of purchase and sale and dated March 27, 1998 between MR Westside Limited Partnership and Wespal L.L.C., a Delaware Limited Liability Corporation.